Loan facility	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Loan facility	Loan facility
As at December 31, 2025, the Company had $nil (December 31, 2024 - $nil) outstanding on its credit facility, which matures on August 8, 2028. As at December 31, 2025, the Company was in compliance with all covenants, terms and conditions under the credit facility.
The Company has access to a credit facility of $75 million with a major Canadian schedule I chartered bank. Amounts under the facility may be borrowed in U.S. dollars through SOFR or base rate loans. Amounts may also be borrowed in Canadian dollars through prime rate loans or CORRA loans.
Key terms under the current credit facility are noted below:
Structure
•5-year, $75 million revolver with "bullet maturity" on August 8, 2028
Interest rate
•SOFR + 2.36%
Covenant terms
•Minimum AUM: $11.7 billion;
•Debt to EBITDA less than or equal to 2.5:1; and
•EBITDA to interest expense more than or equal to 2.5:1